NATIXIS CASH MANAGEMENT TRUST – MONEY MARKET SERIES

Supplement dated July 28, 2008, to the Natixis Cash Management Trust Statement of Additional Information (the “Statement”) dated September 1, 2007, as may be revised or supplemented from time to time.

Effective immediately, the third paragraph within the section “Portfolio Holdings Information” is amended and restated as follows:

With respect to (4) above, approval will be granted only when the officer determines that the Fund has a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entity that receives information pursuant to this exception is GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Fund’s semiannual financial statements, quarterly Form N-Q filing and other related items. Although the Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (3) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Funds’ officers determine on a case by case basis whether it is appropriate for the Funds to rely on such common law, professional or statutory duties. The Fund’s Board of Trustees exercises oversight of the disclosure of the Fund’s portfolio holdings by reviewing, on a periodic basis, persons or entities receiving such disclosure. Notwithstanding the above, there is no assurance that the Fund’s policies on the sharing of portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

SP393-0708